UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2023

EVE HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-39704	85-2549808
(Commission File Number)	(IRS Employer Identification No.)

1400 General Aviation Drive, Melbourne, Florida	32935
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (321) 751-5050

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	EVEX	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock	EVEXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 25, 2023, André Duarte Stein, Chief Strategy Officer of Eve Holding, Inc. (the “Company”), informed the Company of his intent to resign from the Company. Mr. Stein’s last day at the Company will be November 1, 2023.

Mr. Stein’s resignation is not the result of any disagreement with the Company with respect to any matter relating to the Company’s operations, policies, or practices.

(d) On October 30, 2023, the Board of Directors (the “Board”) of the Company appointed Gerard J. DeMuro as a Class III director of the Board, effective November 1, 2023. Mr. DeMuro was selected as a designee of  Zanite Sponsor LLC (“Zanite”) pursuant to the Stockholders Agreement, dated as of May 9, 2022, by and among the Company, Embraer Aircraft Holding, Inc. and Zanite to fill the vacancy on the Board created by the previously disclosed resignation of Kenneth C. Ricci.

The Board has determined that Mr. DeMuro does not qualify as an independent director in accordance with the requirements of the New York Stock Exchange. Mr. DeMuro, however, will participate in the Company’s standard compensation program for non-employee directors, as described in the Company’s 2023 proxy statement filed with the Securities and Exchange Commission on April 10, 2023, provided that (i) Mr. DeMuro will not receive any payments related to his Board service for calendar year 2023 and (ii) his first Board equity grant will occur during the next annual grant cycle.

Mr. DeMuro is expected to be named to the Compensation Committee of the Board. At this time, the Company is not aware of any transactions in which Mr. DeMuro has a direct or indirect interest that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVE HOLDING, INC.

Date: October 31, 2023	By:	/s/ Eduardo Siffert Couto
		Name:	Eduardo Siffert Couto
		Title:	Chief Financial Officer